Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$12,701,594
Unrealized Gain (Loss) on Market Value of Futures	(12,119,227)
Interest Income	433,258
ETF Transaction Fees	700
Total Income (Loss)	$1,016,325

Expenses
Management Fees	$324,795
Professional Fees	72,750
Brokerage Commissions	25,659
Non-interested Directors' Fees and Expenses	3,649
Prepaid Insurance Expense	2,348
Total Expenses	$429,201
Net Income (Loss)	$587,124

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/17	$493,930,013
Withdrawals (150,000 Shares)	(6,164,920)
Net Income (Loss)	587,124

Net Asset Value End of Month	$488,352,217
Net Asset Value Per Share (11,900,000 Shares)	$41.04

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2017

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$(150,613)
Interest Income	7,314
ETF Transaction Fees	350
Total Income (Loss)	$(142,949)

Expenses
Management Fees	$4,511
Professional Fees	2,804
Brokerage Commissions	38
Non-interested Directors' Fees and Expenses	62
Prepaid Insurance Expense	99
Total Expenses	7,514
Expense Waiver	(1,963)
Net Expenses	$5,551
Net Income (Loss)	$(148,500)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/17	$7,963,847
Additions (50,000 Shares)	981,424
Net Income (Loss)	(148,500)

Net Asset Value End of Month	$8,796,771
Net Asset Value Per Share (450,000 Shares)	$19.55

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended November 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$6,804
Realized Trading Gain (Loss) on Foreign Currency Transactions	(2)
Unrealized Gain (Loss) on Market Value of Futures	(17,919)
Unrealized Gain (Loss) on Foreign Currency Translations	1
Interest Income	1,547
Total Income (Loss)	$(9,569)

Expenses
Management Fees	$949
Professional Fees	2,803
Brokerage Commissions	136
Non-interested Directors' Fees and Expenses	13
Prepaid Insurance Expense	99
Total Expenses	4,000
Expense Waiver	(2,865)
Net Expenses	$1,135
Net Income (Loss)	$(10,704)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/17	$1,782,903
Net Income (Loss)	(10,704)

Net Asset Value End of Month	$1,772,199
Net Asset Value Per Share (100,000 Shares)	$17.72

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$12,708,398
Realized Trading Gain (Loss) on Foreign Currency Transactions	(2)
Unrealized Gain (Loss) on Market Value of Futures	(12,287,759)
Unrealized Gain (Loss) on Foreign Currency Translations	1
Interest Income	442,119
ETF Transaction Fees	1,050
Total Income (Loss)	$863,807

Expenses
Management Fees	$330,255
Professional Fees	78,357
Brokerage Commissions	25,833
Non-interested Directors' Fees and Expenses	3,724
Prepaid Insurance Expense	2,546
Total Expenses	440,715
Expense Waiver	(4,828)
Net Expenses	$435,887
Net Income (Loss)	$427,920

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/17	$503,676,763
Additions (50,000 Shares)	981,424
Withdrawals (150,000 Shares)	(6,164,920)
Net Income (Loss)	427,920

Net Asset Value End of Month	$498,921,187

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612